UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2013

Keryx Biopharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30929	13-4087132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lexington Avenue

New York, New York 10022

(Address of Principal Executive Offices)

(212) 531-5965

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 29, 2013, Keryx’s Compensation Committee approved the grant of incentive bonuses to Keryx’s Chief Executive Officer and Chief Financial Officer in the amount of one hundred thousand dollars ($100,000), respectively, upon the first FDA acceptance of a New Drug Application submission.

Item 8.01.	Other Events.

On June 3, 2013, Keryx issued a press release announcing the presentation of updated efficacy and safety data from the Phase 3 long-term clinical trial of Zerenex (ferric citrate), the Company’s ferric iron-based phosphate binder drug candidate for the treatment of elevated serum phosphorus levels, or hyperphosphatemia, in patients with end-stage renal disease (ESRD) on dialysis. A copy of the press release is being furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

99.1	Press Release dated June 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERYX BIOPHARMACEUTICALS, INC. (Registrant)

Date: June 4, 2013	By:	/s/ James Oliviero
	Name:	James Oliviero
	Title:	Chief Financial Officer